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                                                                   EXHIBIT 10.29

                                                                  EXECUTION COPY

                       ISSUING AND PAYING AGENCY AGREEMENT
                           [U.S. ISSUER AND GUARANTOR]

         This Agreement, dated as of, November 9, 2000, is by and among Telecomunicaciones de Puerto Rico, Inc. (the "Issuer"), Puerto Rico Telephone Company and Celulares Telef6nica, Inc. (each a "Guarantor" and collectively the "Guarantors") and The Chase Manhattan Bank ("Chase").

1.       APPOINTMENT AND ACCEPTANCE

         The Issuer and the Guarantors hereby request that Chase act as the Issuer's issuing and paying agent in connection with the issuance and payment of certain short-term promissory notes of the Issuer (the "Notes"), as further described herein, and Chase agrees to act as such agent upon the terms and conditions contained in this Agreement.

2.       COMMERCIAL PAPER PROGRAMS

         The Issuer may establish one or more commercial paper programs under this Agreement by delivering to Chase a completed program schedule (the "Program Schedule") with respect to such program. Chase has given the Issuer a copy of the current form of Program Schedule, and the Issuer shall complete and return its first Program Schedule to Chase prior to or simultaneously with the execution of this Agreement. In the event that any of the information provided in, or attached to, a Program Schedule shall change, the Issuer shall promptly inform Chase of such change in writing.

3.       NOTES

         All Notes issued by the Issuer under this Agreement shall be short-term promissory notes, guaranteed by the Guarantors, exempt from the registration requirements of the Securities Act of 1933, as amended, and from the registration requirements of applicable state securities laws. The Notes may be placed by dealers (the "Dealers") pursuant to Section 4 hereof. Notes shall be issued in either certificated or book-entry form.

4.        AUTHORIZED REPRESENTATIVES

         The Issuer shall deliver to Chase a certified copy of duly adopted corporate resolutions from its Board of Directors (or other governing body) authorizing the issuance of Notes under each program established pursuant to this Agreement and a certificate of incumbency, with specimen signatures attached, of those officers, employees and agents of the Issuer authorized to take certain actions with respect to the Notes as provided in this Agreement. The Guarantors shall deliver to Chase a certified copy of duly adopted corporate resolutions from each of their Board of Directors (or other governing body) authorizing it's the guaranty of the Notes and a certificate of incumbency, with specimen signatures attached, of those officers, employees and agents of the Guarantors authorized to execute this Agreement and take certain actions with



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respect to the Notes as provided in this Agreement. Each person named on any certificate of incumbency of the Issuer or the Guarantors is hereinafter referred to as an "Authorized Representative". Until Chase receives any subsequent incumbency certificates, Chase shall be entitled to rely on the last incumbency certificate delivered to it by the Issuer or the Guarantors for the purpose of determining such party's Authorized Representatives. The Issuer and each Guarantor represents and warrants that each of its Authorized Representatives may appoint other officers, employees and agents (the "Delegates"), including without limitation any Dealers, to issue instructions to Chase under this Agreement, and take other actions on its behalf hereunder, provided that notice of the appointment of each Delegate is delivered to Chase in writing. Each such appointment shall remain in effect unless and until revoked by the Issuer or the Guarantors in a written notice to Chase.

5.       CERTIFICATED NOTES

         If and when the Issuer intends to issue certificated notes ("Certificated Notes"), the Issuer and Chase shall agree upon the form of such Notes. Thereafter, the Issuer shall from time to time deliver to Chase adequate supplies of Certificated Notes which will be in bearer form, serially numbered, and shall be executed by the manual or facsimile signature of an Authorized Representative of each of the Issuer and each of the Guarantors. Chase will acknowledge receipt of any supply of Certificated Notes received from the Issuer, noting any exceptions to the shipping manifest or transmittal letter (if any), and will hold the Certificated Notes in safekeeping for the Issuer in accordance with Chase's customary practices. Chase shall not have any liability to the Issuer or the Guarantors to determine by whom or by what means a facsimile signature may have been affixed on Certificated Notes, or to determine whether any facsimile or manual signature is genuine, if such facsimile or manual signature resembles the specimen signature attached to the certificate of incumbency with respect to such Authorized Representative. Any Certificated Note bearing the manual or facsimile signature of a person who is an Authorized Representative on the date such signature was affixed shall bind the Issuer and the Guarantors after completion thereof by Chase, notwithstanding that such person shall have ceased to hold his or her office on the date such Note is countersigned or delivered by Chase.

6.       BOOK-ENTRY NOTES

         The Issuer's Book-entry notes ("Book-Entry Notes") shall not be issued in physical form, but their aggregate face amount shall be represented by a master note (the "Master Note") in the form of Exhibit A hereto executed by the Issuer and each of the Guarantors pursuant to the book-entry commercial paper program of The Depository Trust Company ("DTC"). Chase shall maintain the Master
Note in safekeeping, in accordance with its customary practices, on behalf of Cede & Co., the registered owner thereof and nominee of DTC. As long as Cede & Co. is the registered owner of the Master Note, the beneficial ownership interest therein shall be shown on, and the transfer of ownership thereof shall be effected through, entries on the books maintained by DTC and the books of its direct and indirect participants. The Master Note and the Book-entry Notes shall be subject to DTC's rules and procedures, as amended from time to time. Chase shall not be liable or responsible for sending transaction statements of any kind to DTC's participants or the beneficial owners of the Book-entry Notes, or for maintaining, supervising or reviewing the records of DTC or its participants with respect to such Notes. In connection with DTC's program, the Issuer and the Guarantors understand that as one of the conditions of their participation therein, it shall be necessary for the Issuer, each Guarantor and Chase to enter into a Letter of Representations, in the form of Exhibit B hereto, and for DTC to receive and accept






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such Letter of Representation. In accordance with DTC's program, Chase shall obtain from the CUSIP Service Bureau a written list of CUSIP numbers for the Book-entry Notes, and Chase shall deliver such list to DTC. The CUSIP Service Bureau shall bill the Issuer directly for the fee or fees payable for the list of CUSIP numbers for the Book-entry Notes.

7.       ISSUANCE INSTRUCTIONS TO CHASE; PURCHASE PAYMENTS

         The Issuer and the Guarantors understand that all instructions under this Agreement are to be directed to Chase's Commercial Paper Department. Chase shall provide the Issuer and the Guarantors, or, if applicable, the Issuer's Dealers, with access to Chase's Money Market Issuance System or other electronic means (collectively, the "System") in order that Chase may receive electronic instructions for the issuance of Notes. Electronic instructions must be transmitted in accordance with the procedures furnished by Chase to the Guarantors, the Issuer or its Dealers in connection with the System. These transmissions shall be the equivalent to the giving of a duly authorized written and signed instruction which Chase may act upon without liability. In the event that the System is inoperable at any time, an Authorized Representative or a Delegate may deliver written, telephone or facsimile instructions to Chase, which instructions shall be verified in accordance with any security procedures agreed upon by the parties. Chase shall incur no liability to the Issuer or the Guarantors in acting upon instructions believed by Chase in good faith to have ?.been given by an Authorized Representative or a Delegate. In the event that a discrepancy exists between a telephonic instruction and a written confirmation, the telephonic instruction will be deemed the controlling and proper instruction. Chase may electronically record any conversations made pursuant to this Agreement, and the Issuer and each of the Guarantors hereby consent to such recordings. All issuance instructions regarding the Notes must be received by 1:00 p.m. New York time in order for the Notes to be issued or delivered on the same day.

         (a) Issuance and Purchase of Book-entry Notes. Upon receipt of issuance instructions with respect to Book-entry Notes, Chase shall transmit such instructions to DTC and direct DTC to cause appropriate entries of the Book-entry Notes to be made in accordance with DTC's applicable rules, regulations and procedures for book-entry commercial paper programs. Chase shall assign CUSIP numbers to the Book-entry Notes to identify the aggregate principal amount of outstanding Book-entry Notes in DTC's system, together with the aggregate unpaid interest (if any) on such Notes. Promptly following DTC's established settlement time on each issuance date, Chase shall access DTC's system to verify whether settlement has occurred with respect to the Book-entry Notes. Prior to the close of business on such business day, Chase shall deposit immediately available funds in the amount of the proceeds due the Issuer (if any) to the Issuer's account at Chase and designated in the applicable Program Schedule (the "Account"), provided that Chase has received DTC's confirmation that the Book-entry Notes have settled in accordance with DTC's applicable rules, regulations and procedures. Chase shall have no liability to the Issuer or the Guarantors whatsoever if any DTC participant purchasing a Book-entry Note fails to settle or delays in settling its balance with DTC or if DTC fails to perform in any respect.

         (b) Issuance and Purchase of Certificated Notes. Upon receipt of issuance instructions with respect to Certificated Notes, Chase shall: {a) complete each Certificated Note as to principal amount, date of issue, maturity date, place





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of payment, and rate or amount of interest {if such Note is interest bearing) in accordance with such instructions; {b) countersign each Certificated Note; and {c) deliver each Certificated Note in accordance with such instructions.
Whenever Chase is instructed to deliver any Certificated Note by mail, Chase shall strike from the Certificated Note the word "Bearer," insert as payee the name of the person so designated by the Issuer or the Guarantors and effect delivery by mail to such payee or to such other person as is specified in such instructions to receive the Certificated Note. The Issuer and each of the Guarantors understand that, in accordance with the custom prevailing in the commercial paper market, delivery of Certificated Notes shall be made before the actual receipt of payment for such Notes in immediately available funds, even if Chase is instructed to deliver a Certificated Note against payment. Therefore, once Chase has delivered a Certificated Note to the designated recipient, the Issuer and the Guarantors shall bear the risk that such recipient may fail to remit payment of such Note or return such Note to Chase. Delivery of Certificated Notes shall be subject to the rules of the New York Clearing House in effect at the time of such delivery. Funds received in payment of Certificated Notes shall be credited to the Account.

8.       USE OF SALES PROCEEDS IN ADVANCE OF PAYMENT

         Chase is not obligated to credit the Issuer's Account unless and until payment of the purchase price of each Note is received by Chase. From time to time, Chase, in its sole discretion, may permit the Issuer to have use of funds payable with respect to the Notes prior to Chase's receipt of the sales proceeds of such Notes. If Chase makes a deposit, payment or transfer of funds on behalf of the Issuer before Chase receives payment for any Notes, such deposit, payment or transfer of funds shall represent an advance by Chase to the Issuer to be repaid promptly, and in any event on the same day as it is made, from the proceeds of the sale of the Notes, or by the Issuer or the Guarantors if such proceeds are not received by Chase.

9.       PAYMENT OF MATURED NOTES

         On any day when a Note matures or is prepaid, the Issuer shall transmit, or cause to be transmitted, to the Account, prior to 2:30 p.m. New York time on the same day, an amount of immediately available funds sufficient to pay the aggregate principal amount of such Note and any applicable interest due. Chase shall pay the interest (if any) and principal on a Book-entry Note to DTC in immediately available funds, which payment shall be by net settlement of Chase's account at DTC. Chase shall pay Certificated Notes upon presentment. Chase may without liability to the Issuer or the Guarantors refuse to pay any Note that would result in an overdraft to the Account.

10.      OVERDRAFTS

         (a) Intra-day overdrafts with respect to each Account shall be subject to Chase's policies as in effect from time to time.

         (b) An overdraft will exist in an Account if Chase, in its sole discretion, (i) permits an advance to be made pursuant to Section 8, notwithstanding the provisions of Section 8, and such advance is not repaid in full on the same day as it is made, or (ii) pays a Note pursuant to Section 9 in excess of the available







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collected balance in such Account. Overdrafts shall be subject to Chase's established banking practices, including, without limitation, the imposition of interest, funds usage charges and administrative fees. The Issuer shall repay any such overdraft, fees and charges no later than the next business day, together with interest on the overdraft at the rate established by Chase for the Account, computed from and including the date of the overdraft to the date of repayment.

11.      NO PRIOR COURSE OF DEALING

         No prior action or course of dealing on the part of Chase with respect to advances of the purchase price or payments of matured Notes shall give rise to any claim or cause of action by the Issuer or the Guarantors against Chase in the event that Chase refuses to payor settle any Notes for which the Issuer or the Guarantors has not timely provided funds as required by this Agreement.

12.      RETURN OF CERTIFICATED NOTES

         Chase will in due course cancel any Certificated Note presented for payment and return such Note to the Issuer. Chase shall also cancel and return to the Issuer any spoiled or voided Certificated Notes. Promptly upon written request of the Issuer or at the termination of this Agreement, Chase shall destroy all blank, unissued Certificated Notes in its possession and furnish a certificate to the Issuer certifying such actions.

13.      INFORMATION FURNISHED BY CHASE

         Upon the reasonable request of the Issuer or the Guarantors, Chase shall promptly provide the Issuer or the Guarantors with information with respect to any Note issued and paid hereunder, provided that the Issuer or the Guarantors deliver such request in writing and, to the extent applicable, includes the serial number or note number, principal amount, payee, date of issue, maturity date, amount of interest (if any) and place of payment of such Note.

14.      REPRESENTATIONS AND WARRANTIES

         (a) The Issuer represents and warrants that: (i) it has the right, capacity and authority to enter into this Agreement; and (ii) it will comply with all of its obligations and duties under this Agreement. The Issuer further represents and agrees that each Note issued and distributed upon its instruction pursuant to this Agreement shall constitute the Issuer's representation and warranty to Chase that such Note is a legal, valid and binding obligation of the Issuer, and that such Note is being issued in a transaction which is exempt from registration under the Securities Act of 1933, as amended, and any applicable state securities law.

         (b) Each of the Guarantors represent and warrant that: (i) it has the right, capacity and authority to enter into this Agreement and to execute and deliver its guaranty of the Notes; and (ii) it will comply with all of its obligations and duties under this Agreement. The Guarantors further represent and agree that their guaranty of each Note issued and distributed pursuant to this Agreement shall constitute the legal, valid and binding obligation of each of the Guarantors and shall be exempt from registration under the Securities Act of 1933, as amended, and any applicable state securities law.



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15.      DISCLAIMERS

         Neither Chase nor its directors, officers, employees or agents shall be liable for any act or omission under this Agreement except in the case of gross negligence or willful misconduct. IN NO EVENT SHALL CHASE BE LIABLE FOR SPECIAL, INDIRECT OR CONSEQUENTIAL LOSS OR DAMAGE OF ANY KIND WHATSOEVER (INCLUDING BUT NOT LIMITED TO LOST PROFITS), EVEN IF CHASE HAS BEEN ADVISED OF THE LIKELIHOOD OF SUCH LOSS OR DAMAGE AND REGARDLESS OF THE FORM OF ACTION. In no event shall Chase be considered negligent in consequence of complying with DTC's rules, regulations and procedures. The duties and obligations of Chase, its directors, officers, employees or agents shall be determined by the express provisions of this Agreement and they shall not be liable except for the performance of such duties and obligations as are specifically set forth herein and no implied covenants shall be read into this Agreement against them. Neither Chase nor its directors, officers, employees or agents shall be required to ascertain whether any issuance or sale of any Notes (or any amendment or termination of this Agreement) has been duly authorized or is in compliance with any other agreement to which the Issuer or the Guarantors are a party (whether or not Chase is also a party to such agreement).

16.      INDEMNIFICATION

         The Issuer and the Guarantors jointly and severally agree to indemnify and hold harmless Chase, its directors, officers, employees and agents from and against any and all liabilities, claims, losses, damages, penalties, costs and expenses (including attorneys' fees and disbursements) suffered or incurred by or asserted or assessed against Chase or any of them arising out of Chase or any of them acting under this Agreement, except for such liability, claim, loss, damage, penalty, cost or expense resulting from the gross negligence or willful misconduct of Chase, its directors. officers, employees or agents. This indemnity will survive the termination of this Agreement.

17.      OPINION OF COUNSEL

         When delivering each Program Schedule, the Issuer and the Guarantors shall each deliver to Chase all documents Chase may reasonably request relating to their corporate existence and authority to enter into this Agreement, including, without limitation, an opinion of counsel, substantially in the form of Exhibit C hereto.

18.      NOTICES

         All notices, confirmations and other communications hereunder shall (except to the extent otherwise expressly provided) be in writing and shall be sent by first-class mail, postage prepaid, by telecopier or by hand, addressed as follows, or to such other address as the party receiving such notice shall have previously specified to the party sending such notice:




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If to the Issuer:          1500 Franklin D. Roosevelt Avenue, 7th Floor
                           Caparra Heights PR 00968
                           Attention: Aurora M. Casablanca
                           Telephone: (787) 792-2297
                           Facsimile: (787) 792-8640

If to the Guarantors:      1500 Franklin D. Roosevelt Avenue, 7th Floor
                           Caparra Heights PR 00968
                           Attention: Auora M. Casablanca
                           Telephone: (787) 792-2297
                           Facsimile: (787) 792-8640

If to Chase concerning the daily issuance and redemption of Notes:

                           Attention: Commercial Paper Operations
                           55 Water Street, 2nd Floor
                           New York NY 10041-2413
                           Telephone: (212) 638-0448
                           Facsimile: (212) 638-7881

All other:                 Attention: Commercial Paper Service Delivery Unit
                           450 West 33rd Street, 15th Floor
                           New York NY 10001-2697
                           Telephone: (212) 946-3105
                           Facsimile: (212) 946-8181

19.       COMPENSATION

         The Issuer shall pay compensation for services pursuant to this Agreement in accordance with the pricing schedules furnished by Chase to the Issuer from time to time and upon such payment terms as the parties shall determine. The Issuer shall also reimburse Chase for any fees and charges imposed by DTC with respect to services provided in connection with the Book-entry Notes.

20.      BENEFIT OF AGREEMENT

         This Agreement is solely for the benefit of the parties hereto and no other person shall acquire or have any right under or by virtue hereof.

21.      TERMINATION

         This Agreement may be terminated at any time by any party by written notice to the others, but such termination shall not affect the respective liabilities of the parties hereunder arising prior to such termination.



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22.       FORCE MAJEURE

         In no event shall Chase be liable for any failure or delay in the performance of its obligations hereunder because of circumstances beyond Chase's control, including, but not limited to, acts of God, flood, war (whether declared or undeclared), terrorism, fire, riot, strikes or work stoppages for any reason, embargo, government action, including any laws, ordinances, regulations or the like which restrict or prohibit the providing of the services contemplated by this Agreement, inability to obtain material, equipment, or communications or computer facilities, or the failure of equipment or interruption of communications or computer facilities, and other causes beyond Chase's control whether or not of the same class or kind as specifically named above.

23.       ENTIRE AGREEMENT

         This Agreement, together with the exhibits attached hereto, constitutes the entire agreement among Chase, the Issuer and the Guarantors with respect to the subject matter hereof and supersedes in all respects all prior proposals, negotiations, communications, discussions and agreements among the parties concerning the subject matter of this Agreement.

24.      WAIVERS AND AMENDMENTS

         No failure or delay on the part of any party in exercising any power or right under this Agreement shall operate as a waiver, nor does any single or partial exercise of any power or right preclude any other or further exercise, or the exercise of any other power or right. No amendment, modification or waiver of any provision of this Agreement shall be effective unless the same shall be in writing and signed by each party hereto. Any such amendment, modification or waiver shall be effective only in the specific instance and for the purpose for which it is given.

25.      BUSINESS DAY

         Whenever any payment to be made hereunder shall be due on a day which is not a business day for Chase, then such payment shall be made on Chase's next succeeding business day.

26.      COUNTERPARTS

         This Agreement may be executed in counterparts, each of which shall be deemed an original and such counterparts together shall constitute but one instrument.

27.       HEADINGS

         The headings in this Agreement are for purposes of reference only and shall not in any way limit or otherwise affect the meaning or interpretation of any of the terms of this Agreement.

28.      GOVERNING LAW

         This Agreement and the Notes shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to the conflict of laws provisions.



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29.      JURISDICTION AND VENUE

         Each party hereby irrevocably and unconditionally submits to the jurisdiction of the United States District Court for the Southern District of New York and any New York State court located in the Borough of Manhattan in New York City and of any appellate court from any thereof for the purposes of any legal suit, action or proceeding arising out of or relating to this Agreement (a "Proceeding"). Each party hereby irrevocably agrees that all claims in respect of any Proceeding may be heard and determined in such Federal or New York State court and irrevocably waives, to the fullest extent it may effectively do so, any objection it may now or hereafter have to the laying of venue of any Proceeding in any of the aforementioned courts and the defense of an inconvenient forum to the maintenance of any Proceeding.

30.      WAIVER OF TRIAL BY JURY

         EACH PARTY HEREBY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY PROCEEDING ARISING OUT OF OR RELATING TO ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

31.      ACCOUNT CONDITIONS

         Each Account shall be subject to Chase's account conditions, as in effect from time to time.

32.      GUARANTY PROVISIONS

         In consideration of the services provided by Chase under this Agreement, the Guarantors, jointly and severally, hereby absolutely, unconditionally and irrevocably guarantees (as primary obligor and not merely as surety) the due and punctual payment, when and as the same shall become due and payable, of each and every obligation of the Issuer hereunder (each of the foregoing being an "Obligation" and, collectively, the "Obligations") at the time and place and otherwise in accordance with the terms of this Agreement, irrespective of (i) the validity, binding effect, legality, enforceability or modification to, or amendment or waiver of, or compliance with, the Notes or this Agreement, (ii) whether the Notes or this Agreement shall have been duly executed by the respective parties thereto, (iii) any change in the existence or structure of, or the bankruptcy or insolvency of, the Issuer, (iv) the absence of any action to enforce any Obligation or the Notes or this Agreement or any collateral security or other guaranty thereof, (v) any extension, renewal, settlement, compromise, waiver or release in respect of any Obligation, the Notes or this Agreement, (vi) the existence of any claim, set-off, counterclaim or other right that the Guarantor may have against the Issuer, the noteholders or Chase, or (vii) any other circumstance that might otherwise constitute a legal or equitable discharge or defense of the Guarantors. The Guarantors hereby agree that upon default in the payment when due of any Obligation they will forthwith cause the payment of each and every Obligation to be made punctually to Chase, when and as the same shall become due and payable, and as if such payment were made by the Issuer. Each Guarantor hereby expressly waives presentment, demand, protest or notice of any kind whatsoever, as well as any requirement that the noteholders, or Chase on behalf of the noteholders, file claims in the event of receivership or bankruptcy of the Issuer, or exhaust any right to take any action against the Issuer or with respect to any collateral at any time securing the Obligations or any other guaranty thereof; and the Guarantors hereby consent to any and all extensions of time of payment of any or all of the Obligations and to the release of any such collateral or other guaranty. This guaranty is a guaranty of payment and not of collection merely and shall be a continuing guaranty and, as such, shall remain operative and in full force and effect until all Obligations shall have been paid and actually received in full by the party to whom any such Obligation is due. If at any time any payment of any Obligation is rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy, reorganization, dissolution or liquidation of the Issuer (or the appointment of a trustee, receiver, intervenor or conservator or similar official for the Issuer or any substantial part of its assets, the Guarantors' obligations hereunder with respect to such payment shall be reinstated at such time as though such payment had not been made. The Guarantors hereby irrevocably agree that they will not be entitled to enforce any right or remedy arising out of any right of subrogation that it may have or be entitled to, by operation of law or otherwise, as a result of payments by each Guarantor hereunder, until all Obligations have been paid and actually received in full by the party to whom any such Obligation is due.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on their behalf by duly authorized officers as of the day and year first-above written.



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THE CHASE MANHATTAN BANK                 TELECOMUNICACIONES DE PUERTO RICO, INC.

By: /s/ Lloyd A. Baggs                   By: /s/ Frank P. Gatto
  --------------------                       -----------------------------------
Name: Lloyd A. Baggs                     Name: Frank P. Gatto
Title: Vice President                    Title: Vice President Finance &
Date: November 10, 2000                           Chief Financial Officer
                                         Date: November 14, 2000


                                         PUERTO RICO TELEPHONE COMPANY

                                         By: /s/ Frank P. Gatto
                                            ------------------------------------
                                         Name: Frank P. Gatto
                                         Title: Vice President Finance & Chief
                                                  Financial Officer
                                         Date: November 14, 2000


                                         CELULARES TELEFONICA

                                         By: /s/ Frank P. Gatto
                                            ------------------------------------
                                         Name: Frank P. Gatto
                                         Title: Vice President Finance & Chief
                                                  Financial Officer
                                         Date: November 14, 2000

EXHIBIT A


MASTER COMMERCIAL PAPER-MASTER NOTE

NOVEMBER 9, 2000

         TELECOMUNICACIONES DE PUERTO RICO. INC. ("Issuer"), for value received, hereby promises to pay to Cede & Co., as nominee of The Depository Trust Company, or to registered assigns: (i) the principal amount, together with unpaid accrued interest thereon, if any, on the maturity date of each obligation identified on the records of Issuer (the "Underlying Records") as being evidenced by this Master Note, which Underlying Records are maintained by THE CHASE MANHATTAN RANK ("Paying Agent"); (ii) interest on the principal amount of each such obligation that is payable in installments, if any, on the due date of each installment, as specified on the Underlying Records; and (iii) the principal amount of each such obligation that is payable in installments, if any, on the due date of each installment, as specified on the Underlying Records. Interest shall be calculated at the rate and according to the calculation convention specified on the Underlying Records. Payments shall be made by wire transfer to the registered owner from Paying Agent without the necessity of presentation and surrender of this Master Note.

         REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS MASTER NOTE SET FORTH ON THE REVERSE HEREOF AND ANNEX I ATTACHED HERETO.

This Master Note is a valid and binding obligation of Issuer.

Not valid Unless Countersigned for Authentication by Paying Agent.

TELECOMUNICACIONES DE
PUERTO RICO. INC.
(Issuer)

THE CHASE MANHATTAN BANK
(Paying Agent)

PUERTO RICO TELEPHONE COMPANY
(Guarantor)

CELULARES TELEFONICA
(Guarantor)

                             ANNEX I TO MASTER NOTE

THIS MASTER NOTE AND THE OBLIGATIONS IDENTIFIED IN THE RECORDS OF THE ISSUER AS BEING EVIDENCED BY THIS MASTER NOTE (COLLECTIVELY, THE "NOTES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY OTHER APPLICABLE SECURITIES LAW, AND OFFERS AND SALES THEREOF MAY BE MADE ONLY IN COMPLIANCE WITH AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS. BY ITS ACCEPTANCE OF A NOTE, THE PURCHASER WILL BE DEEMED TO REPRESENT THAT IT HAS BEEN AFFORDED AN OPPORTUNITY TO INVESTIGATE MATTERS RELATING TO THE ISSUER AND THE NOTES, THAT IT IS NOT ACQUIRING SUCH NOTE WITH A VIEW TO ANY DISTRIBUTION THEREOF AND THAT IT IS EITHER (A) AN INSTITUTIONAL INVESTOR THAT IS AN ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501(a) UNDER THE ACT AND POSSESSES SUCH KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS THAT IT IS CAPABLE OF EVALUATING AND BEARING THE ECONOMIC RISK OF AN INVESTMENT IN THE NOTES (AN "INSTITUTIONAL ACCREDITED INVESTOR") AND THAT EITHER IS PURCHASING NOTES FOR ITS OWN ACCOUNT, IS A U.S. BANK (AS DEFINED IN SECTION 3(a)(2) OF THE ACT) OR A SAVINGS AND LOAN ASSOCIATION OR OTHER INSTITUTION (AS DEFINED IN SECTION 3(a)(5)(A) OF THE ACT) ACTING IN ITS INDIVIDUAL OR FIDUCIARY CAPACITY OR IS A FIDUCIARY OR AGENT (OTHER THAN A U.S. BANK OR SAVINGS AND LOAN) PURCHASING NOTES FOR ONE OR MORE ACCOUNTS EACH OF WHICH IS SUCH AN INSTITUTIONAL ACCREDITED INVESTOR (i) WHICH ITSELF POSSESSES SUCH KNOWLEDGE AND EXPERIENCE OR (ii) WITH RESPECT TO WHICH SUCH PURCHASER HAS SOLE INVESTMENT DISCRETION; OR (B) A QUALIFIED INSTITUTIONAL BUYER ("QIB") WITHIN THE MEANING OF THE RULE 144A UNDER THE ACT WHICH IS ACQUIRING NOTES FOR ITS OWN ACCOUNT OR FOR ONE OR MORE ACCOUNTS, EACH OF WHICH IS QIB AND WITH RESPECT TO EACH OF WHICH THE PURCHASER HAS SOLE INVESTMENT DISCRETION; AND THE PURCHASER ACKNOWLEDGES THAT IT IS AWARE THAT THE SELLER MAY RELY UPON THE EXEMPTION FROM THE REGISTRATION PROVISIONS OF SECTION 5 OF THE ACT PROVIDED BY RULE 144A. BY ITS ACCEPTANCE OF A NOTE, THE PURCHASER THEREOF SHALL ALSO BE DEEMED TO AGREE THAT ANY RESALE OR OTHER TRANSFER THEREOF WILL BE MADE ONLY (A) IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE ACT, EITHER (1) TO THE ISSUER OR TO THE SELLER OR ANOTHER PERSON DESIGNATED BY THE ISSUER AS A PLACEMENT AGENT FOR THE NOTES (COLLECTIVELY, THE "PLACEMENT AGENTS"), NONE OF WHICH SHALL HAVE ANY OBLIGATION TO ACQUIRE SUCH NOTE, (2) THROUGH A PLACEMENT AGENT TO AN INSTITUTIONAL ACCREDITED INVESTOR OR A QIB BY A PLACEMENT AGENT, OR
(3) TO A QIB IN A TRANSACTION THAT MEETS THE REQUIREMENTS OF RULE 144A AND (B) IN THE MINIMUM AMOUNTS OF $250,000.

                            LETTER OF REPRESENTATIONS

          [To be Completed by Issuer, Issuing Agent, and Paying Agent]


TELECOMUNICACIONES DE PUERTO RICO. INC.
[Name of Issuer]

THE CHASE MANHATTAN BANK (1506)
[Name and DTC Participant Number of Issuing Agent]

THE CHASE MANHATTAN BANK (1506)
(Name and DTC Participant Number of Paying Agent]

NOVEMBER 9, 2000
(Date)

Attention: Underwriting Department
The Depository Trust Company
55 Water Street 19th Floor
New York, NY 10041-0099


Re: TELECOMUNICACIONES DE PUERTO, INC. - 4(2) COMMERCIAL PAPER PROGRAM UNCONDITIONALLY GUARANTEED BY PUERTO RICO TELEPHONE COMPANY AND CELULARES TELEFONICA, INC.

Ladies and Gentlemen:

         This letter sets forth our understanding with respect to certain matters relating to the issuance by Issuer from time to time of notes under its Commercial Paper program described above (the "Securities") have been issued pursuant to a prospectus supplement, offering circular or other such document authorizing the issuance of the Securities dated as of November 2000.

         Paying Agent has entered into a Money Market Instrument or Commercial Paper Certificate Agreement with The Depository Trust Company ("DTC") dated as of September 10, 1990, pursuant to which Paying Agent shall act as custodian of a Master Note Certificate evidencing the Securities, when issued. Paying Agent shall amend Exhibit A to such Certificate Agreement to include the program described above, prior to issuance of the Securities.

         To induce DTC to accept the Securities as eligible for deposit at DTC and to act in accordance with its Rules with respect to the Securities, Issuer, Issuing Agent, and Paying Agent make the following representations to DTC:

         1. The Securities shall be evidenced by a Master Note Certificate in registered form registered in the name of DTC's nominee, Cede & Co., and such Master Note Certificate shall represent 100% of the principal amount of the Securities. The Master Note Certificate shall include the substance of all material provisions set forth in the DTC model Commercial Paper Master Note, a copy of which previously has been furnished to Issuing Agent and Paying Agent, and may include additional provisions as long as they do not conflict with the material provisions set forth in the DTC model.

         2. Issuer: (a) understands that DTC has no obligation to, and will not, communicate to its participants ("Participants") or to any person having an interest in the Securities any information contained in the Master Note Certificate; and (b) acknowledges that neither DTC's Participants nor any person having an interest in the Securities shall be deemed to have notice of the provisions of the Master Note Certificate by virtue of submission of such Certificate to DTC.

         3. For Securities to be issued at a discount from the face value to be paid at maturity ("Discount Securities"), Issuer or Issuing Agent has obtained from the CUSIP Service Bureau a written list of two basic six-character CUSIP numbers (each of which uniquely identifies Issuer and two years of maturity dates for the Discount Securities to be issued under its Commercial Paper program described above). The CUSIP numbers on such list have been reserved for future assignment to issues of the Discount Securities based on the maturity year of the Discount Securities and will be perpetually reassignable in accordance with DTC's Procedures, including DTC's Final Plan for DTC Money Market Programs and DTC's Issuing/paying Agent General Operating Procedures for Corporate Commercial Paper (the "Procedures"), a copy of which previously has been furnished to Issuing Agent and Paying Agent.

         For Securities to be issued at face value with interest to be paid at maturity only or periodically ("Interest Bearing Securities"), Issuer or Issuing Agent has obtained from the CUSIP Service Bureau a written list of approximately 900 nine-character numbers (the basic first six characters of which are the same and uniquely identify Issuer and the Interest Bearing Securities to be issued under its Commercial Paper program described above). The CUSIP numbers on such list have been reserved for future assignment to issues of the Interest Bearing Securities. At any time when fewer than 100 of the CUSIP numbers on such list remain unassigned, Issuer or Issuing Agent shall promptly obtain from the CUSIP Service Bureau an additional written list of approximately 900 such numbers.

         4. When Securities are to be issued through DTC, Issuing Agent shall notify Paying Agent and shall give issuance instructions to DTC in accordance with the Procedures. The giving of such issuance instructions, which include delivery instructions, to DTC shall constitute: (a) a representation that the Securities are issued in accordance with applicable law; and (b) a confirmation that the Master Note Certificate evidencing such Securities, in the form described in Paragraph 1, has been issued and authenticated.

         5. Issuer recognizes that DTC does not in any way undertake to, and shall not have any responsibility to, monitor or ascertain the compliance of any transactions in the Securities with the following, as amended from time to time:
(a) any exemptions from registration under the Securities Act of 1933; (b) the Investment Company Act of 1940; (c) the Employee Retirement Income Security Act of 1974; (d) the Internal Revenue Code of 1986; (e) any rules of any self-regulatory organizations (as defined under the Securities Exchange Act of 1934); or (0 any other local. state, or federal laws or regulations thereunder .

         6. Notwithstanding anything set forth in any document relating to a letter of credit facility, neither DTC nor Cede & Co. shall have any obligations or responsibilities relating to the letter of credit facility, if any, unless such obligations or responsibilities are expressly set forth herein.

         7. If issuance of Securities through DTC is scheduled to take place one or more days after Issuing Agent has given issuance instructions to DTC. Issuing Agent may cancel such issuance by giving a cancellation instruction to DTC in accordance with the Procedures.

         8. At any time that Paying Agent has Securities in its DTC accounts. it may request withdrawal of such Securities from DTC by giving a withdrawal instruction to DTC in accordance with the Procedures. Upon DTC's acceptance of such withdrawal instruction, Paying Agent shall reduce the principal amount of the Securities evidenced by the Master Note Certificate accordingly.

         9. In the event of any solicitation of consents from or voting by holders of the Securities. Issuer. Issuing Agent. or Paying Agent shall establish a record date for such purposes (with no provision for revocation of consents or votes by subsequent holders) and shall send notice of such record date to DTC's Reorganization Department. Proxy Unit no fewer than 15 calendar days in advance of such record date. If sent by telecopy, such notice shall be directed to (212) 855-5181 or (212) 855-5182. If the party sending the notice does not receive a telecopy receipt from DTC, such party shall telephone (212) 855-5187 to confirm receipt. Notice to DTC pursuant to this Paragraph. by mail or by any other means, shall be sent to:

                  Supervisor, Proxy Unit
                  Reorganization Department
                  The Depository Trust Company
                  55 Water Street 50th Floor
                  New York, NY 10041-0099

         10. Paying Agent may override DTC's determination of interest and principal payment dates, in accordance with the Procedures.

         11. Notice regarding the amount of variable interest and principal payments on the Securities shall be given to DTC by Paying Agent in accordance with the Procedures. All notices sent to DTC shall contain the CUSIP number of the Securities.

         12. All notices sent to DTC shall contain the CUSIP number of Securities.

         13. Paying Agent shall confirm with DTC daily, by CUSIP number, the face value of the Securities outstanding, and Paying Agent's corresponding interest and principal payment obligation, in accordance with the Procedures.

         14. DTC may direct Issuer, Issuing Agent, or Paying Agent to use any other number or address as the number or address to which notices or payments may be sent.

         15. Payments on the Securities, including payments in currencies other than the U.S. Dollar, shall be made by Paying Agent in accordance with the Procedures.

         16. In the event that Issuer determines that beneficial owners of the Securities shall be able to obtain certificated Securities, Issuer, Issuing Agent, or Paying Agent shall notify DTC of the availability of certificates. In such event, Issuer, Issuing Agent, or Paying Agent shall issue, transfer, and exchange certificates in appropriate amounts, as required by DTC and others.

         17. Issuer authorizes DTC to provide to Issuing Agent or Paying Agent listings of DTC Participants' holdings, known as Security Position Listings ("SPLs") with respect to the Securities from time to time at the request of Issuing Agent or Paying Agent. Issuer authorizes Issuing Agent and Paying Agent to provide DTC with such signatures, exemplars of signatures, and authorizations to act as may be deemed necessary by DTC to permit DTC to discharge its obligations to Participants and appropriate regulatory authorities. DTC charges a fee for such SPLs. This authorization, unless revoked by Issuer, shall continue with respect to the Securities while any Securities are on deposit at DTC, until and unless Issuing Agent and/or Paying Agent shall no longer be acting. In such event, Issuer shall provide DTC with similar evidence, satisfactory to DTC, of the authorization of any successor thereto so to act. Requests for SPLs, if by telecopy, shall be directed to DTC's Reorganization Department, Proxy Unit at (212) 855-5181 or (212) 855-5182. Receipt of such requests shall be confirmed by telephoning (212) 855-5202. Such SPL requests, by mail or by any other means, shall be directed to the address indicated in Paragraph 9.

         18. DTC may discontinue providing its services as securities depository with respect to the Securities at any time by giving reasonable notice to Issuer, Issuing Agent, or Paying Agent (at which time DTC will confirm with Issuer, Issuing Agent, or Paying Agent the aggregate amount of Securities outstanding by CUSIP number). Under such circumstances, at DTC's request Issuer, Issuing Agent, and Paying Agent shall cooperate fully with DTC by taking appropriate action to make available one or more separate certificates evidencing Securities to any Participant having Securities credited to its DTC accounts.

         19. Nothing herein shall be deemed to require Issuing Agent or Paying Agent to advance funds on behalf of Issuer.

         20. This Letter of Representations may be executed in any number of counterparts, each of which, when so executed shall be deemed to be an original, but all such counterparts together shall constitute but one and the same instrument.

         21. This Letter of Representations shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to principles of conflicts of law.

         22. The sender of each notice delivered to DTC pursuant to this Letter of Representations is responsible for confirming that such notice was properly received by DTC.

         23. Issuer and Agents shall comply with the applicable requirements stated in DTC's Operational Arrangements, as they may be amended from time to time. DTC's Operational Arrangements are posted on DTC's website at "www.DTC.org."

         24. The following riders, attached hereto. are hereby incorporated into this Letter of Representations: NONE.

Note:

Schedule A contains statements that DTC believes accurately describe DTC, the method of effecting book-entry transfer of securities distributed through DTC, and certain related matters.

Very truly yours,

TELECOMUNICACIONES DE PUERTO RICO, INC.
(Issuer)


THE CHASE MANHATTAN BANK
     (Issuing Agent)


THE CHASE MANHATTAN BANK
     (Paying Agent)



Received and Accepted:
THE DEPOSITORY
TRUST COMPANY                       PUERTO RICO TELEPHONE COMPANY
                                            (Guarantor)

                                    CELULARES TELEFONICA, INC.
                                           (Guarantor)